UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2015

FLOWSERVE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

New York	1-13179	31-0267900
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5215 N. O’Connor Blvd., Suite 2300, Irving, Texas		75039
(Address of Principal Executive Offices)		(Zip Code)

(972) 443-6500

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Notes Offering and Indenture

On March 17, 2015, Flowserve Corporation, a New York corporation (the “Company”), completed a public offering of €500,000,000 aggregate principal amount of 1.250% Senior Notes due 2022 (the “Notes”). The Notes are fully and unconditionally guaranteed by each of the Company’s domestic subsidiaries that is a guarantor under the Company’s primary bank credit facility (collectively, the “Guarantors”). If additional subsidiaries guarantee the Company’s primary bank credit facility in the future, each such subsidiary also will be required to guarantee the Notes. The guarantee of any Guarantor may be released in certain circumstances, including if such Guarantor ceases to guarantee the Company’s primary bank credit facility.

The Notes were issued under a Senior Indenture (the “Base Indenture”), dated as of September 11, 2012, among the Company and U.S. Bank National Association, as Trustee (the “Trustee”), as supplemented by the Third Supplemental Indenture, dated as of March 17, 2015, among the Company, the Guarantors and the Trustee, establishing the terms and providing for the issuance of the Notes (the “Third Supplemental Indenture” and, together with the Base Indenture, the “Indenture”).

The Third Supplemental Indenture and Form of Note, which is included therein, provide, among other things, that the Notes bear interest at a rate of 1.250% per year, payable annually in arrears on March 17 of each year, commencing on March 17, 2016, and will mature on March 17, 2022.

The Company estimates that the net proceeds from the offering of the Notes will be approximately €491.8 million after deducting underwriting discounts and estimated offering expenses payable by the Company. The Company intends to use the net proceeds from the offering of the notes to repay approximately $255 million of indebtedness outstanding under the Company’s revolving credit facility under that certain Credit Agreement, dated August 20, 2012, with Bank of America, N.A., as swingline lender, letter of credit issuer and administrative agent, and the other lenders party thereto, as amended. The Company intends to use any remaining proceeds for general corporate purposes, which may include additional acquisitions.

At any time prior to December 17, 2021, the Company will have the right to redeem the Notes, in whole or in part from time to time, at the Company’s option, at a “make-whole” redemption price, plus accrued and unpaid interest. At any time on or after December 17, 2021, the Company may redeem the Notes, in whole or in part from time to time, at the Company’s option, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest. The Company is required to offer to repurchase the Notes for cash at a price of 101% of the aggregate principal amount of the Notes, plus accrued and unpaid interest, upon the occurrence of a change of control triggering event.

The Indenture contains covenants that, subject to certain exceptions, limit the Company’s ability to:

•	incur indebtedness secured by principal properties;

•	enter into certain sale and leaseback transactions with respect to principal properties; and

•	enter into certain mergers, consolidations and transfers of all or substantially all of the assets of the Company and its subsidiaries on a consolidated basis.

The Indenture contains customary events of default. If an event of default occurs and is continuing with respect to any series of the Notes, then the Trustee may, and at the direction of the holders of at least 25% in aggregate principal amount of outstanding Notes shall, declare the principal amount plus accrued and unpaid interest, if any, on the Notes to be due and payable immediately. In addition, in the case of an event of default arising from certain events of bankruptcy, insolvency or reorganization of the Company, the principal amount plus accrued and unpaid interest, if any, on the Notes will become due and payable immediately.

The description of the Indenture set forth above is qualified by reference to the Base Indenture and the Third Supplemental Indenture, filed as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01	Other Events.

On March 10, 2015, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with each of the Guarantors, Merrill Lynch International and J.P. Morgan Securities plc, as representatives of the several underwriters named therein (collectively, the “Underwriters”), relating to the issuance and sale of the Notes. The offering of the Notes has been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the Company’s registration statement on Form S-3ASR (Registration No. 333-183634), as supplemented by the Prospectus Supplement dated March 10, 2015 relating to the Notes, filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act on March 11, 2015.

The description of the Underwriting Agreement set forth above is qualified by reference to the Underwriting Agreement filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated March 10, 2015, by and among Flowserve Corporation, certain of its subsidiaries, and Merrill Lynch International and J.P. Morgan Securities plc, as representatives of the several underwriters named therein.

4.1	Senior Indenture, dated September 11, 2012, by and between Flowserve Corporation and U.S. Bank National Association, as trustee (incorporated herein by reference to Exhibit 4.1 to the Current Report on Form 8-K filed by Flowserve Corporation on September 11, 2012).

4.2	Third Supplemental Indenture, dated March 17, 2015, by and among Flowserve Corporation, certain of its subsidiaries and U.S. Bank National Association, as trustee.

4.3	Form of 1.250% Senior Note due 2022 (included in Exhibit 4.2).

5.1	Opinion of Baker & McKenzie LLP.

12.1	Statement re Computation of Ratio of Earnings to Fixed Charges.

23.1	Consent of Baker & McKenzie LLP (included in its opinion filed as Exhibit 5.1 hereto).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLOWSERVE CORPORATION

Dated: March 17, 2015	By:	/s/ CAREY A. O’CONNOR
Carey A. O’Connor
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated March 10, 2015, by and among Flowserve Corporation, certain of its subsidiaries, and Merrill Lynch International and J.P. Morgan Securities plc, as representatives of the several underwriters named therein.

4.1	Senior Indenture, dated September 11, 2012, by and between Flowserve Corporation and U.S. Bank National Association, as trustee (incorporated herein by reference to Exhibit 4.1 to the Current Report on Form 8-K filed by Flowserve Corporation on September 11, 2012).

4.2	Third Supplemental Indenture, dated March 17, 2015, by and among Flowserve Corporation, certain of its subsidiaries and U.S. Bank National Association, as trustee.

4.3	Form of 1.250% Senior Note due 2022 (included in Exhibit 4.2).

5.1	Opinion of Baker & McKenzie LLP.

12.1	Statement re Computation of Ratio of Earnings to Fixed Charges.

23.1	Consent of Baker & McKenzie LLP (included in its opinion filed as Exhibit 5.1 hereto).